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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: March 19, 2003

                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                      Number)                 Number)


1014 Vine Street
Cincinnati, OH  45201
(Address of principal
executive offices)

Registrant's telephone number:  (513) 762-4000

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Item 9.    Regulation FD Disclosure

           On March 19, 2003, Kroger representatives spoke at the Merrill Lynch Global Retail Leaders Conference in New York City. A copy of their remarks is attached hereto as Exhibit 99.1.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            THE KROGER CO.



March 19, 2003                              By: (Paul Heldman)
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                  and General Counsel

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                                 EXHIBIT INDEX


Exhibit No.                                Exhibit

99.1              Remarks from Merrill Lynch Global Retail Leaders Conference.